SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): August 15, 2005

PRIME RECEIVABLES CORPORATION
(Originator of the Prime Credit Card Master Trust)

7 West Seventh Street
Cincinnati, Ohio 45202
(513) 579-7580

Delaware	31-1359594	0-21118
(State of Incorporation)	(IRS Identification No.)	(Commission File Number)

Item 8.01	Other Events.

None.

Item 9.01	Financial Statements and Exhibits.

The following Exhibit is filed with this Report:

9.07	Settlement Statement of the Trust for the period ended July 3, 2005 and the related distributions made on August 15, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME RECEIVABLES CORPORATION

Dated: August 15, 2005	By: /s/ David W. Dawson
Name: David W. Dawson
Title: Treasurer

INDEX TO EXHIBITS

Exhibit Number	Exhibit	Sequentially Numbered Page

9.07	Settlement Statement of the Trust for the period ended July 3, 2005 and the related distributions made on August 15, 2005.

Exhibit 9.07

Settlement Statement of the Trust for the period ended July 3, 2005 and the related distributions made on August 15, 2005.